UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

DUKE ENERGY INDIANA, LLC

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Main Street, Plainfield, Indiana 46168

(Address of Principal Executive Offices, including Zip code)

(800) 488-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On May 15, 2025, Duke Energy Indiana, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated May 12, 2025 (the “Underwriting Agreement”), with BMO Capital Markets Corp., Mizuho Securities USA LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $300,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Series CCCC, 5.90%, Due May 15, 2055 (the “Bonds”). The Bonds were sold to the Underwriters at a discount to their principal amount. The Bonds were issued under the Company’s Indenture of Mortgage or Deed of Trust, dated September 1, 1939, between the Company and Deutsche Bank National Trust Company, as Trustee, as amended and supplemented from time to time (the “Indenture”), including by the Seventy-Third Supplemental Indenture, dated as of May 15, 2025 (the “Supplemental Indenture”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which together with the form of global bonds evidencing the Bonds, is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Bonds, the Company is filing a legal opinion regarding the validity of the Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3, No. 333-267583-04.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

Exhibit 4.1	Seventy-Third Supplemental Indenture, dated as of May 15, 2025, between the Company and Deutsche Bank National Trust Company, as Trustee and form of global bonds.

Exhibit 5.1	Opinion regarding validity of the Bonds.

Exhibit 23.1	Consent (included as part of Exhibit 5.1).

Exhibit 99.1	Underwriting Agreement, dated May 12, 2025, among the Company, BMO Capital Markets Corp., Mizuho Securities USA LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

Exhibit 104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY INDIANA, LLC

Date: May 15, 2025

	By:	/s/ Elizabeth H. Jones
		Name:	Elizabeth H. Jones
		Title:	Assistant Secretary

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